UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2020

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2020, after successfully receiving the required approval of the stockholders of HMS Income Fund, Inc. (“HMS Income”), Main Street Capital Corporation (the “Company”), MSC Adviser I, LLC, the Company’s wholly owned subsidiary (the “External Investment Manager”), and HMS Adviser LP (“HMS Adviser”) consummated the transactions contemplated by that certain asset purchase agreement by and among the External Investment Manager, HMS Adviser and the other parties thereto (the “Closing”) whereby the External Investment Manager became the sole investment adviser and administrator to HMS Income pursuant to an Investment Advisory and Administrative Services Agreement entered into between the External Investment Manager and HMS Income (the “Advisory Agreement”). The Advisory Agreement includes a 1.75% management fee (reduced from 2.00%) and the same 20% incentive fee calculations as under the prior advisory agreement between HMS Income and HMS Adviser. After the Closing, HMS Income changed its name to MSC Income Fund, Inc.

The above summary of the Advisory Agreement is not complete and is qualified in its entirety by the full text of the Advisory Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

On October 28, 2020, the Company issued a press release. A copy of such press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

10.1	Investment Advisory and Administrative Services Agreement dated October 30, 2020 by and between MSC Income Fund, Inc. and MSC Adviser I, LLC
99.1	Press release dated October 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: November 3, 2020	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel